                                    SOUTHERN CALIFORNIA EDISON COMPANY

                                             POWER OF ATTORNEY

                  The undersigned,  SOUTHERN  CALIFORNIA EDISON COMPANY, a California  corporation,  and certain of its officers  and/or  directors do each hereby  constitute  and appoint,  STEPHEN E.  PICKETT,  W. JAMES  SCILACCI,
THOMAS M. NOONAN, BEVERLY P.  RYDER, KENNETH S.  STEWART, MARY C. SIMPSON,  PAIGE W. R.  WHITE, TIMOTHY W.  ROGERS,
DEBORAH M.  FESTA, EILEEN B. GUERRERO,  RAYNA M.  MORRISON,  BONITA J.  SMITH, PEGGY A.  STERN, POLLY L. GAULT, and
DOUGLAS G.  GREEN, or any of them, to act as  attorney-in-fact,  for and in their  respective  names,  places,  and steads,  to execute,  sign,  and file or cause to be filed an Annual  Report on Form 10-K for the fiscal year ended
December 31,  2002,  Quarterly  Reports on Form 10-Q for each of the first three  quarters of fiscal year 2003, any
Current  Reports on Form 8-K from time to time during  2003 and through  February  19,  2004,  or in the event this
Board of Directors does not meet on February 19, 2004,  through the next  succeeding date on which this Board holds a regular meeting,  and any and all supplements and amendments  thereto,  to be filed by Southern California Edison
Company with the Securities and Exchange  Commission,  under the Securities  Exchange Act of 1934 as amended,  (the
"Act"),  for the purpose of complying with Sections 13 or 15(d) of the Act,  granting unto said  attorneys-in-fact, and each of them,  full power and  authority  to do and perform all and every act and thing  whatsoever  requisite, necessary  and  appropriate  to be done in and about the  premises as fully and to all intents and  purposes as the undersigned  or any of them might or could do if  personally  present,  hereby  ratifying and approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of this 20th day of February, 2003.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY

                                                 By:      /S/ John E. Bryson
                                                          -----------------------------
                                                          John E. Bryson
                                                          Chairman of the Board

Attest:

/S/ Beverly P. Ryder
---------------------------
Beverly P. Ryder
Secretary

                                      2003 Southern California Edison Company
                                       10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/S/ John E. Bryson
----------------------------
John E. Bryson                                                  Chairman of the Board
                                                                and Director

Principal Financial Officer:

/S/ W. James Scilacci
----------------------------
W. James Scilacci                                               Senior Vice President and
                                                                Chief Financial Officer

Controller and Principal Accounting Officer:

/S/ Thomas M. Noonan
----------------------------
Thomas M. Noonan                                                Vice President and Controller

Additional Directors:

/S/ Alan J. Fohrer                                   /S/ James M. Rosser
----------------------------       Director          --------------------------------   Director
Alan J. Fohrer                                       James M. Rosser

/S/ Bradford M. Freeman                              /S/ Robert H. Smith
----------------------------       Director          --------------------------------   Director
Bradford M. Freeman                                  Robert H. Smith

/S/ Joan C. Hanley                                   /S/ Richard T. Schlosberg, III
----------------------------       Director          --------------------------------   Director
Joan C. Hanley                                       Richard T. Schlosberg, III

/S/ Bruce Karatz                                     /S/ Thomas C. Sutton
----------------------------       Director          -------------------------------    Director
Bruce Karatz                                         Thomas C. Sutton

/S/ Luis G. Nogales                                  /S/ Daniel M. Tellep
---------------------------        Director          -------------------------------    Director
Luis G. Nogales                                      Daniel M. Tellep

/S/ Ronald L. Olson
---------------------------        Director
Ronald L. Olson